UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2021

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Legacy Drive, Suite 400, Plano, TX 75024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 803-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2021, ZipDoctor, Inc. (“ZipDoctor”), the wholly-owned subsidiary of American International Holdings Corp (the “Company”, “we” and “us”), entered into a Telemedicine Services Agreement (the “Services Agreement”) with Murphy RX, LLC (“Murphy”), a Texas-based specialty pharmacy.

Pursuant to the Services Agreement, ZipDoctor agreed to provide Murphy with access to its centralized technology platform, to collect and manage patient demographics, and access to telemedicine services. Murphy agreed to pay ZipDoctor a monthly fee on a per-patient basis for the use of the technology platform and for access to primary care telemedicine services. ZipDoctor also agreed to provide continued support for the ZipDoctor website through the term of the agreement.

The Services Agreement contains standard and customary confidentiality obligations of the parties, limitations of warranties, and indemnification obligations of the parties.

The Services Agreement has a term of one year, automatically renewable thereafter for additional one year periods, unless either party provides the other at least 90 days’ written notice of their intent not to renew, prior to the end of the then stated term of the agreement. The agreement may also be terminated by a non-breaching party upon the breach of the agreement by the other party, after a 30 day cure period, for bankruptcy, or with mutual consent of the parties.

The foregoing description of the Services Agreement is not complete, and qualified in its entirety by the full text of such agreement, attached hereto as Exhibit 10.1, which is incorporated by reference in this Item 1.01.

Item 7.01 Regulation FD Disclosure.

On August 26, 2021, the Company issued a press release announcing the entry into the Services Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 of this Current Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1*#	Telemedicine Services Agreement dated August 15, 2021, by and between ZipDoctor, Inc. and Murphy RX, LLC
99.1**	Press Release Dated August 26, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

** Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that American International Holdings Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: August 26, 2021	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer